Exhibit 10.2

AMENDMENT NO. 1

Amendment No. 1, dated as of February 5, 2026 (the “Amendment”), to the Securities Purchase Agreement, dated as of February 4, 2026 (the “Agreement”), between Gold.com, Inc., a Delaware corporation (the “Company”), and TPM, S.A. de C.V. (the “Purchaser”).

The Securities Purchase Agreement is hereby amended as set forth below.

1.
The definition of “Disclosure Time” appearing in Section 1.1 of the Agreement is deleted and replaced with the following:

“Disclosure Time” means February 9, 2026.

2.
Section 2.2(a)(ii) of the Agreement is deleted and replaced with “[omitted].”
3.
Section 2.2(b)(ii) of the Agreement is deleted and replaced with “[omitted].”
4.
Section 2.2 of the Agreement is hereby amended as follows:
a.
The existing subsection (c) of Section 2.2 is renumbered as subsection (d).
b.
A new subsection (c) is added to Section 2.2, which shall read as follows:

“(c) The Purchaser shall deliver to the Company the Subscription Amount payable at the Initial Closing to the Company by wire transfer of immediately available funds no later than 7:00 p.m. New York City time on February 6, 2026. As soon as practicable after receipt of the aforesaid Subscription Amount, but no later than 7:00 p.m. New York City time on the next following Trading Day, the Company shall deliver to the Purchaser the number of Shares deliverable at the Initial Closing as indicated on Exhibit A.”

5.
Section 5.4 of the Agreement is modified by replacing “cmeltzer@golc.com)”with “cmeltzer@gold.com.”

Other than as set forth in this Amendment, the Agreement remains in full force and effect in accordance with its terms.

To the extent relevant, the provisions of Article V (Miscellaneous) of the Agreement shall apply to this Amendment mutatis mutandis.

[Signature page follows]

IN WITNESS WHEREOF, the Company and the Purchaser have caused this Amendment No. 1 to be duly executed by their respective authorized signatories as of the date indicated above.

Gold.com, Inc.

By:

Name:

Title:

TPM, S.A. de C.V.

By:

Name:

Title: